UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2016 (December 13, 2015)

NEWELL RUBBERMAID INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Glenlake Parkway

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on December 13, 2015, Newell Rubbermaid Inc., a Delaware corporation (“Newell” or “Newell Rubbermaid”), and Jarden Corporation, a Delaware corporation (“Jarden”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Newell will acquire Jarden in a series of merger transactions (the “Merger Transactions”), as described in the Current Report on Form 8-K filed by Newell on December 14, 2015. The completion of the Merger Transactions is subject to a number of conditions, including, among others, (i) approval of the share issuance by Newell stockholders, (ii) adoption of the Merger Agreement by Jarden stockholders, (iii) effectiveness under the Securities Act of 1933 of Newell’s Form S-4 registration statement relating to the offer, sale and issuance of the Newell common stock in connection with the Merger Transactions and the absence of any stop order in respect thereof of Newell’s Form S-4 registration statement relating to the offer, sale and issuance of Newell common stock in connection with the Merger Transactions or proceedings by the Securities and Exchange Commission for that purpose, (iv) expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act of 1976 waiting period and the affirmative approval of antitrust and competition authorities or expiration of waiting periods in certain other specified jurisdictions, (v) the absence of laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit completion of the Merger Transactions, (vi) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of Newell and Jarden and compliance by Newell and Jarden with their respective covenants contained in the Merger Agreement and (vii) the absence of a material adverse effect relating to Newell or Jarden.

The following audited consolidated financial statements of Jarden are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Statements of Operations for the years ended December 31, 2015, 2014, and 2013;

•	Consolidated Balance Sheets as of December 31, 2015 and 2014;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013;

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2015, 2014, and 2013;

•	Notes to Consolidated Financial Statements; and

•	Schedule II to Consolidated Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP, the independent auditors to Jarden, related to the above-referenced audited consolidated financial statements of Jarden filed as Exhibit 99.1 to this Current Report on Form 8-K.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial position and results of operations of Newell and its subsidiaries and Jarden and its subsidiaries, as an acquisition by Newell, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2015;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

The following summary consolidated financial data of Newell Rubbermaid and Jarden derived from historical audited financial statements and summary unaudited pro forma condensed combined financial data of Newell Rubbermaid are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Summary historical financial data for Newell Rubbermaid as of December 31, 2015, 2014, 2013, 2012 and 2011 and for each of the years ended December 31, 2015, 2014, 2013, 2012 and 2011;

•	Summary historical financial data for Jarden as of December 31, 2015, 2014, 2013, 2012 and 2011 and for each of the years ended December 31, 2015, 2014, 2013, 2012 and 2011; and

•	Summary pro forma condensed combined financial data of Newell Rubbermaid and Jarden for the year ended December 31, 2015 giving effect to the Merger Transactions.

Newell Rubbermaid’s unaudited pro forma computation of ratio of earnings to fixed charges giving effect to the Merger Transactions is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Caution Concerning Forward-Looking Statements

Statements that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income, operating margin or gross margin improvements or declines, Project Renewal, capital and other expenditures, cash flow, dividends, restructuring and other project costs, costs and cost savings, inflation or deflation, particularly with respect to commodities such as oil and resin, debt ratings, changes in exchange rates, product recalls, expected benefits, synergies and financial results from recently completed acquisitions and planned acquisitions and divestitures and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the continuation or escalation of the global economic slowdown or regional sovereign debt issues; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power and consolidation of our retail customers; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands, including the ability to realize anticipated benefits of increased advertising and promotion spend; product liability, product recalls or regulatory actions; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; a failure of one of our key information technology systems or related controls; the potential inability to attract, retain and motivate key employees; future events that could adversely affect the value of our assets and require impairment charges; our ability to improve productivity and streamline operations; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values, declining interest rates or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations, including exchange controls and pricing restrictions; our ability to realize the expected benefits, synergies and financial results from our recently acquired businesses and pending acquisitions; our inability to obtain stockholder or domestic and foreign regulatory approvals required to complete planned acquisitions and divestitures; failure to satisfy a condition to closing of planned acquisitions and divestitures; our ability to complete planned acquisitions and divestitures; difficulties or high costs associated with securing financing necessary to pay the cash portion of the merger consideration contemplated by the pending Jarden transaction; risks related to the substantial indebtedness that Newell Rubbermaid will incur in connection with the pending Jarden transaction and our ability to maintain our investment grade credit ratings; difficulties integrating our business with Jarden and unexpected costs or expenses associated with the pending Jarden transaction; and those factors listed in our most recently filed Annual Report on Form 10-K, including Item 1A thereof. Changes in such assumptions or factors could produce significantly different results. The information contained in this communication is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this communication as a result of new information or future events or developments.

Additional Information and Where to Find it

In connection with the pending Jarden transaction, Newell Rubbermaid and Jarden have filed a registration statement on Form S-4 that includes the Joint Proxy Statement of Newell Rubbermaid and Jarden and that also constitutes a prospectus of Newell Rubbermaid. Newell Rubbermaid and Jarden plan to mail to their respective shareholders the Joint Proxy Statement/Prospectus in connection with the pending Jarden transaction. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PENDING JARDEN TRANSACTION. Investors and shareholders are able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on February 29, 2016, its Form 10-K/A filed with the SEC on March 7, 2016 and its Form 8-K filed with the SEC on March 11, 2016. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on February 26, 2016, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015, June 9, 2015, December 17, 2015 and January 7, 2016. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the pending Jarden acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Jarden Corporation Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Summary Historical and Pro Forma Financial Data

99.4	Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2016

NEWELL RUBBERMAID INC.

By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President — Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Jarden Corporation Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Summary Historical and Pro Forma Financial Data

99.4	Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges